UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2020

CYREN LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000–26495	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim St., 5th Floor Herzliya, Israel	4672561
(Address of Principal Executive Offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value ILS 0.15 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On March 16, 2020, Cyren Ltd. entered into Securities Purchase Agreements, or the Purchase Agreements, with certain purchasers named therein, or the Purchasers, pursuant to which we agreed to sell and issue $10.25 million aggregate principal amount of our 5.75% Convertible Debentures due March 2024, or the Debentures, referred to herein as the Financing, which includes the purchase by Brett Jackson, our Chief Executive Officer, of a Debenture in the principal amount of $250,000 pursuant to a Purchase Agreement. The Purchase Agreements contain customary representations, warranties, covenants, closing conditions, and indemnification of the Purchasers by us. We are required to pay certain liquidated damages to the Purchasers in the event we fail to satisfy the current public information requirements of Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, until such time that satisfaction of such requirements is no longer required for the sale of ordinary shares underlying the Debentures pursuant to Rule 144.

Craig-Hallum Capital Group LLC, or the Placement Agent, acted as placement agent in connection with the Financing. We have agreed to pay the Placement Agent an aggregate cash fee equal to 6% of the aggregate gross proceeds from the Financing plus reimbursement of certain expenses not to exceed $60,000 in the aggregate.

Pursuant to the Purchase Agreements, subject to certain exempt issuances set forth in the Purchase Agreements, we and all of our subsidiaries are prohibited from issuing any ordinary shares for ninety days after the date of the Purchase Agreements and from entering into an agreement involving variable rate transactions (as defined in the Purchase Agreements).

The Debentures will be guaranteed on an unsecured basis by certain existing and future subsidiaries. The Debentures rank junior in right of payment to our convertible notes due December 2021. The Debentures will have an initial conversion price of $0.75 per share, subject to adjustments, provided that the conversion price for the Debenture purchased by Mr. Jackson cannot be less than $0.73 per share. Interest on the Debentures will be payable semi-annually in cash or, subject to the satisfaction of certain equity conditions set forth in the Debentures, in ordinary shares at a rate of 5.75% per annum, calculated on the basis of a 360-day year, and will accrue daily until payment in full of the outstanding principal, together with all accrued and unpaid interest. We must pay late fees at a rate of the lesser of 18% per annum or the maximum rate permitted by law on overdue accrued and unpaid interest.

Registration Rights Agreement

In connection with the Financing, on March 16, 2020, we entered into a Registration Rights Agreement with the Purchasers, or the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we agreed to (i) file one or more registration statements with the Securities and Exchange Commission, or the SEC, within sixty days of the date of the Registration Rights Agreement to cover the resale of the shares of our ordinary shares that are issuable to the Purchasers upon any conversion of the Debentures or as interest payments, or the Shares, (ii) use our best efforts to have all such registration statements declared effective within the time frames set forth in the Registration Rights Agreement, and (iii) use our best efforts to keep such registration statements effective during the time frames set forth in the Registration Rights Agreement. In the event that such registration statements are not declared effective within the timeframes set forth in the Registration Rights Agreement, any such effective registration statements subsequently become unavailable, or use of the prospectus contained in such registration statements is suspended for certain periods of time, we would be required to pay certain liquidated damages to the Purchasers.

Item 2.02 Results of Operations and Financial Condition.

To the extent the information in Item 7.01 or Exhibit 99.2 relates to a completed fiscal period, such information is incorporated by reference into this Item 2.02.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

We will issue and sell the Debentures, and the ordinary shares to be issued upon conversion or to be paid as interest, in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Purchasers’ execution of the Purchase Agreements, the Purchasers represented to us that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the Debentures to be purchased by them will be acquired solely for their own account and for investment purposes and not with a view to the future sale or distribution.

The issuance and sale of the Debentures have not been, and such securities will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 7.01 Regulation FD Disclosure.

On March 16, 2020, we issued a press release announcing the Financing and the entry into the Purchase Agreements and the Registration Rights Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Financing, we disseminated an investor presentation to potential investors relating to the Financing. A copy of the investor presentation is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by us, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document
99.1	Press Release, dated March 17, 2020
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYREN LTD.

Dated:	March 17, 2020	By:	/s/ J. Michael Myshrall
		Name:	J. Michael Myshrall
		Title:	Chief Executive Officer

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